General information (Tables)	12 Months Ended
Dec. 31, 2025
General information
Schedule of impact of the Hyperinflationary economies

In millions of €	2025	2024	2023
Total assets increase/(reduction)	(7)	42	8
Revenue increase/(reduction)	(1)	79	20
Operating profit increase/(reduction)	(14)	7	1
Net monetary gain/(loss)	(31)	—	(10)